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                                                                   EXHIBIT 10.14


                         [Letterhead of Protarga, Inc.]

                                December 5, 2000


equity4life (Bahamas)
Muhlebachstrasse 54
Zurich CH-8034
Switzerland

     Re: Subscription Agreement, dated as of December 5, 2000, by and between Protarga, Inc. and equity4life (Bahamas) (the "SUBSCRIPTION AGREEMENT")

Dear Sir:

     This letter will confirm our agreement that the following language is hereby added to the Subscription Agreement, with all capitalized terms used without definition having the respective meanings assigned to them in the Subscription Agreement:

     "15. PIGGYBACK REGISTRATION RIGHTS. (a) PIGGYBACK REGISTRATION. If the Company, at any time during the two (2) years following the effective date of the Company's underwritten initial public offering of its common stock, proposes for any reason to register any shares of its common stock (the "PRIMARY SHARES") under the Act (other than on Form S-4 or Form S-8 promulgated under the Act or any successor forms thereto), then it shall promptly give written notice (describing such Primary Shares and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, the price (net of any underwriting commissions, discounts and the like) at which such Primary Shares are reasonably expected to be sold)) to the Subscriber of its intention to so register such Primary Shares and, upon the written request, delivered within fifteen (15) days after the date of delivery of any such notice by the Company, of the Subscriber to include in such registration shares of common stock issuable upon conversion of the Shares (the "Registrable Securities") (which request shall specify the number of Registrable Securities proposed to be included in such registration), the Company shall use its commercially reasonable efforts to cause all such Registrable Securities to be included in such registration using the same underwriter or underwriters on the same terms and conditions as the Primary Shares being sold in such registration; PROVIDED, HOWEVER, that if the managing underwriter advises the Company that in their opinion the inclusion of all Registrable Securities proposed to be included in such registration would interfere with or adversely affect the successful marketing (including pricing) of either the Primary Shares proposed to be registered by the Company or any shares proposed to be registered by any stockholder of the Company, then the number of Primary Shares and Registrable Securities proposed to be included in such registration shall be included in the following order: (i) FIRST, the Primary Shares; (ii) SECOND, to the extent, if any, that the managing underwriter advises would not


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interfere with or adversely affect the marketing (including pricing) of the
Primary Shares proposed to be registered by the Company, the Registrable Securities proposed to be sold by the Subscriber and shares proposed to be sold by any other stockholders of the Company, in each case, PRO RATA among them based upon the number of Registrable Securities (or other shares) requested by such Subscriber or other selling stockholder to be included in such registration. Notwithstanding anything in this Agreement to the contrary, the Company will not include Registrable Securities in any registration statement filed by the Company hereunder if in the opinion of counsel to the Company the sale of the Registrable Securities in the manner contemplated by the holders of such Registrable Securities may be effected without registration regardless of the identity or status of the buyer(s) of such Registrable Securities. Also, the Company will not include Registrable Securities in any registration statement filed by the Company hereunder to cover Registrable Securities that are already registered pursuant to a previous registration statement that is effective and available for use by the holders of such Registrable Securities to effect sales thereof at such time. Nothing in this Section 15(a) shall be construed as limiting the Company's ability to grant registration rights after the date hereof. In the event that the Company grants to any investor or investors registration rights which are more beneficial than those granted to the Subscriber hereunder, Subscriber shall be entitled to participate in such more beneficial registration rights on a pro rata basis together with such investor or investors.

     (b) EXPENSES. All underwriting discounts and selling commissions applicable to the Registrable Securities to be sold by the Subscriber shall be borne by the Subscriber, in proportion to the number of Registrable Securities sold by such Subscriber. The Company shall pay all reasonable fees and expenses (including without limitation the reasonable fees and expenses of counsel retained by the Subscriber) in connection with two (2) registrations hereunder.

     (c) INDEMNIFICATION.

        (i) In connection with any registration of any Registrable Securities under the Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Subscriber, and its directors and officers, each underwriter, broker or any other person acting on behalf of such selling Subscriber and each other person, if any, who controls any of the foregoing persons within the meaning of the Act, (all of the foregoing, collectively, the "INDEMNIFIED PERSONS") against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof) (including amounts paid in connection with investigative proceedings (commenced or threatened) and amounts paid in settlement of claims, if such settlement is made with the Company's prior written consent, which shall not be unreasonably withheld or delayed), and any legal or other expenses reasonably incurred by any Indemnified Person in connection with investigating, defending against, or settling any of the foregoing (all of the foregoing, collectively, the "INDEMNIFIABLE LOSSES"), to which any of the Indemnified Persons may become subject under the Act or otherwise, but only insofar as such Indemnifiable Losses arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable


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Securities were registered under the Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Securities and Exchange Commission (the "COMMISSION"), any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such Indemnified Person for any legal or other expenses reasonably incurred by any of them in connection with investigating, defending against, or settling any such Indemnifiable Losses; PROVIDED, HOWEVER, that the Company shall not be liable to any Indemnified Person in any such case to the extent that any such Indemnifiable Losses (A) arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Securities in reliance upon and in conformity with written information furnished to the Company by the Subscriber (or its representative) or underwriter specifically for use in the preparation thereof, or (B) result from the fact that any underwriter sold Registrable Securities to a person or entity to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus, as amended and supplemented (as the case may be).

        (ii) In connection with any registration of Registrable Securities under the Act pursuant to this Agreement, the Subscriber selling Registrable Securities shall indemnify and hold harmless the Company, each director and officer of the Company, each underwriter, broker or other person acting on behalf of such Subscriber, each person who controls any of the foregoing persons within the meaning of the Act, and each other seller of shares under such registration statement and each officer, director, partner and employee of such seller, against any Indemnifiable Losses (in the same manner and to the same extent as set forth in Section 15(c)(i)) arising out of or based upon any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Securities, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter by such Subscriber (or its representatives) specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document.

        (iii) Promptly after receipt by an indemnified party under this Section 15 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 15, such indemnified party shall deliver to the indemnifying party a

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written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel at its own expense (except as specifically provided below). The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 15 except, if and to the extent that the indemnifying party is actually prejudiced thereby, but in no event shall it relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 15. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within sixty
(60) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder, but in such event such amounts shall be immediately refunded). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties. No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld."

                         [SIGNATURES ON FOLLOWING PAGE.]


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                                                Very truly yours,

                                                PROTARGA, INC.


                                                By:  /s/ Robert Dickey IV
                                                     -----------------------
                                                Its: Chief Financial Officer


AGREED:

EQUITY4LIFE (BAHAMAS)


By:  /s/ Balz Merkli
     --------------------------
Its: Director